UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – March 10, 2015 (March 9, 2015)

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2015, A.J. Agarwal resigned from the Board of Directors (the “Board”) of Extended Stay America, Inc. (the “Company”), effective March 10, 2015. On March 10, 2015, the Board elected William J. Stein to the Board to fill the vacancy created by Mr. Agarwal’s resignation.

Item 5.02(b): Resignation of A.J. Agarwal as Board Member

On March 9, 2015, Mr. Agarwal resigned from the Board, effective March 10, 2015.

In connection with the Company’s initial public offering, the Company, ESH Hospitality, Inc. and certain Sponsor Shareholders entered into a Stockholders’ Agreement, dated November 18, 2013 (the “Stockholders Agreement”). Pursuant to the Stockholders Agreement, the Blackstone Shareholders (as defined in the Stockholders Agreement) have the right, provided they meet certain ownership conditions, to designate a candidate for election to the Board. The Blackstone Shareholders exercised their right to designate a nominee for election to the Board and designated Mr. Agarwal. The preceding description of the terms of the Stockholders Agreement is qualified in its entirety by reference to the Stockholders Agreement filed as Exhibit 4.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on November 18, 2013.

Item 5.02(d): Election of William J. Stein as Board Member

On March 10, 2015, the Board elected Mr. Stein to the Board to fill the vacancy created by Mr. Agarwal’s resignation. Mr. Stein was also elected to serve on the Board’s Nominating and Corporate Governance Committee.

The Blackstone Shareholders have designated Mr. Stein to fill the vacancy created by Mr. Agarwal’s resignation pursuant to the Stockholders Agreement, as described above, and the Board, pursuant to the Company’s Amended and Restated Certificate of Incorporation, dated November 6, 2013, has elected Mr. Stein to the Board effective upon Mr. Agarwal’s resignation. There are no other arrangements or understandings between Mr. Stein and any other person pursuant to which Mr. Stein was appointed as a board member of the Board.

Mr. Stein will not receive any compensation in connection with his service on the Board. The Company and Mr. Stein will enter into the Company’s standard form of indemnification agreement for directors and officers, a copy of which was previously filed as Exhibit 10.27 to Amendment No. 8 to the Company’s Registration Statement on Form S-1 (File No. 333-190052), and is incorporated herein by reference. Mr. Stein has not entered into any transactions with the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: March 10, 2015	By:	/s/ John R. Dent
Name: John R. Dent
Title: General Counsel

ESH HOSPITALITY, INC.

Date: March 10, 2015	By:	/s/ John R. Dent
Name: John R. Dent
Title: General Counsel